                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form 8-K/A-2

                        AMENDMENT NO. 2 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported) July 1, 2002


                             AM COMMUNICATIONS, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  000-09856             23-1922958
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission         (I.R.S. Employer
       incorporation)              File Number)        Identification No.)


               1900 AM Drive, Quakertown, Pennsylvania 18951-2237
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (215) 538-8700

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

                                Introductory Note
                                -----------------


         The Registrant hereby further amends its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on July 16, 2002 to provide the pro forma Financial Statements and related Notes required to be provided in connection with the "acquisitions of assets" reported by the Registrant on the Form 8-K dated July 15, 2002.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (b)      Pro Forma Financial Information

                    AM Communications, Inc. and Subsidiaries
                    ----------------------------------------

           Unaudited Pro Forma Condensed Combined Financial Statements
           -----------------------------------------------------------


      The following Unaudited Pro Forma Condensed Combined Financial Statements reflect the acquisition of Nex-Link Communications Project Services, LLC (the "Acquired Company") by AM Broadband Services, Inc., a wholly owned subsidiary of the Registrant.

                     Index to Pro Forma Financial Statements
                     ---------------------------------------

              Unaudited Pro Forma Condensed Combined Balance Sheet at
              June 29, 2002                                                   4

              Unaudited Pro Forma Condensed Combined Statement of
                  Income for the year ended March 30, 2002                    5

              Unaudited Pro Forma Condensed Combined Statement of
                  Operations for the quarter ended June 29, 2002              6

              Notes to Unaudited Pro Forma Condensed Combined
                  Financial Statements                                        7


      The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the acquisition as if it had occurred on June 29, 2002. The Unaudited Condensed Combined Statements of Operations for the year ended March 30, 2002 and the quarter ended June 29, 2002 reflect the acquisition as if it had occurred at the beginning of the fiscal periods presented.


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

      The pro forma information is based on the historical financial statements of the Registrant and the Acquired Company after giving effect to the acquisition using the purchase method of accounting. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the Pro Forma Condensed Combined Financial Statements, the excess of purchase price over the book value of the net assets of the Acquired Company has been recorded as goodwill. The actual allocation of the purchase price will be determined within a reasonable period of time after the consummation of the transaction and will be based upon an evaluation of the assets acquired and liabilities assumed. The information presented herein may differ from the final purchase price allocation.

      The Unaudited Pro Forma Condensed Combined Financial Statements reflect assumptions deemed appropriate by the Registrant, which are described in the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements. Cost savings benefits expected to be derived from the acquisition are not reflected in the Unaudited Pro Forma Condensed Combined Financial Statements.

      The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to be indicative of the Registrant's financial position or results of operations had the acquisition actually occurred on the dates presented nor are they necessarily indicative of the Registrant's future performance. The Unaudited Pro Forma Condensed Financial Statements should be read in conjunction with the separate audited historical consolidated financial statements of the Registrant and notes thereto set forth in the Registrant's 2002 Annual Report on Form 10-KSB and the unaudited financial statements of the Registrant for the quarter ended June 29, 2002 set forth in its Quarterly Report on Form 10-QSB and the audited historical financial statements of the Acquired Company and the notes thereto which are included in this current report on Form 8-K/A.

      In the opinion of the Registrant's management, subject to finalization of the purchase price allocation, all adjustments have been made that are necessary to present fairly the pro forma data.

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                    AM Communications, Inc. and Subsidiaries

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                  June 29, 2002

                                                                             Nex-Link
                                                        AM                Communications
                                                  Communications         Project Services        Pro Forma          Pro Forma
                                                       Inc.                     LLC             Adjustments          Combined
                                                  --------------        -------------------     -----------         ----------
ASSETS

Current assets
 Cash                                                   $    228,000          $         -         $         -       $    228,000
 Accounts receivable                                       5,710,000              970,000                   -          6,680,000
 Due from affiliates                                         411,000                    -                   -            411,000
 Inventory                                                 2,571,000                    -                   -          2,571,000
 Prepaid expenses and other                                  667,000               18,000                   -            685,000
                                                        ------------          -----------         -----------       ------------

  Total current assets                                     9,587,000              988,000                   -         10,575,000

Property and equipment, net                                4,460,000               39,000                   -          4,499,000
Notes receivable - officers                                1,033,000                    -                   -          1,033,000
Goodwill                                                   3,735,000                    -           3,995,000          7,730,000
Other intangible assets, net                               1,347,000                    -                   -          1,347,000
Other assets                                                 160,000               19,000                   -            179,000
                                                        ------------          -----------         -----------       ------------

  Total assets                                          $ 20,322,000          $ 1,046,000         $ 3,995,000       $ 25,363,000
                                                        ============          ===========         ===========       ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
 Current portion of debt obligations                    $  1,205,000          $   400,000         $         -        $ 1,605,000
 Bank line of credit                                       2,991,000                    -                   -          2,991,000
 Accounts payable                                          2,898,000              492,000             802,000 (a)      4,192,000
 Accrued expenses                                          1,518,000              152,000             200,000 (a)      1,870,000
 Deferred revenue                                            104,000                    -                   -            104,000
 Due to affiliates                                           976,000                    -                   -            976,000
                                                        ------------          -----------         -----------       ------------

  Total current liabilities                                9,692,000            1,044,000           1,002,000         11,738,000
                                                        ------------          -----------         -----------       ------------

Debt obligations - long term                               3,455,000                    -           1,000,000 (a)      4,455,000
Senior convertible redeemable preferred stock              1,400,000                    -                   -          1,400,000


Stockholders' equity
 Common stock                                              5,640,000                    -               7,000 (a)      5,647,000
 Capital in excess of par                                 36,902,000                1,000           1,988,000 (a)     38,890,000
                                                                                                       (1,000)(a)
 Accumulated deficit                                     (36,767,000)               1,000              (1,000)(a)    (36,767,000)
                                                        ------------          -----------         -----------       ------------


  Stockholders' equity                                     5,775,000                2,000           1,993,000          7,770,000
                                                        ------------          -----------         -----------       ------------

  Total liabilities and stockholders' equity            $ 20,322,000          $ 1,046,000         $ 3,995,000       $ 25,363,000
                                                        ============          ===========         ===========       ============



            The accompanying notes are an integral part of the Unaudited Pro
                 Forma Condensed Combined Financial Statements.

                    AM Communications, Inc. and Subsidiaries

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                        Fiscal Year Ended March 30, 2002

                                                                            Nex-Link
                                                        AM                Communications
                                                  Communications         Project Services         Pro Forma         Pro Forma
                                                       Inc.                     LLC              Adjustments        Combined
                                                  --------------        -----------------        -----------        --------

Revenues                                           $ 28,705,000             $ 3,750,000           $         -      $ 32,455,000
                                                   ------------             -----------           -----------      ------------

Costs and expenses
 Cost of sales                                       16,602,000               2,982,000                     -        19,584,000
 Selling, general and administrative                  7,204,000                 725,000                     -         7,929,000
 Research and development                             3,915,000                       -                     -         3,915,000
                                                   ------------             -----------           -----------      ------------
                                                     27,721,000               3,707,000                     -        31,428,000
                                                   ------------             -----------           -----------      ------------

Operating income (loss)                                 984,000                  43,000                     -         1,027,000

Other expense, net                                     (500,000)                      -               (40,000)(b)      (540,000)
                                                   ------------             -----------           -----------      ------------

Income (loss) before income taxes                       484,000                  43,000               (40,000)          487,000
Income tax (benefit) provision                         (186,000)                     -                (14,000)(c)      (200,000)
                                                   ------------             -----------           -----------      ------------
Net income (loss)                                  $    670,000             $    43,000           $   (26,000)     $    687,000
                                                   ============             ===========           ===========      ============

Basic net income (loss) per share                  $       0.01                                                    $       0.01

Diluted net income (loss) per share                $       0.01                                                    $       0.01

Shares used in computation of basic
   net income (loss) per share                       49,824,000                                                      56,824,000
                                                   ============                                                     ===========

Shares used in computation of diluted
   net income (loss) per share                       57,722,000                                                      64,722,000
                                                   ============                                                    ============



        The accompanying notes are an integral part of the Unaudited Pro
                 Forma Condensed Combined Financial Statements.

                    AM Communications, Inc. and Subsidiaries

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           Quarter Ended June 29, 2002

                                                                      Nex-Link
                                                     AM             Communications
                                               Communications      Project Services       Pro Forma              Pro Forma
                                                    Inc.                 LLC             Adjustments              Combined
                                               --------------      ----------------      -----------           -------------

Revenues                                        $   9,739,000        $  1,709,000         $         -          $  11,448,000
                                                -------------        ------------         -----------          -------------

Costs and expenses
 Cost of sales                                      6,060,000           1,452,000                   -              7,512,000
 Selling, general and administrative                2,739,000             450,000                   -              3,189,000
 Research and development                           1,016,000                   -                   -              1,016,000
                                                -------------        ------------         -----------          -------------
                                                    9,815,000           1,902,000                   -             11,717,000
                                                -------------        ------------         -----------          -------------

Operating income (loss)                               (76,000)           (193,000)                  -               (269,000)

Other expense, net                                    (96,000)                -               (10,000)(b)           (106,000)
                                                -------------        ------------         -----------          -------------

Income (loss) before income taxes                    (172,000)           (193,000)            (10,000)              (375,000)
Income tax (benefit) provision                              -                   -              (4,000)(c)             (4,000)
                                                -------------        ------------         -----------          -------------

Net income (loss)                               $    (172,000)       $   (193,000)        $    (6,000)         $    (371,000)
                                                =============        ============         ===========          =============

Basic net income (loss) per share               $           -                                                  $           -

Diluted net income (loss) per share             $           -                                                  $           -

Shares used in computation of basic
  net income (loss) per share                      56,394,000                                                     63,394,000
                                                =============                                                   ============

Shares used in computation of diluted
   net income (loss) per share                     56,394,000                                                     63,394,000
                                                =============                                                   ============



        The accompanying notes are an integral part of the Unaudited Pro
                 Forma Condensed Combined Financial Statements.

                    AM Communications, Inc. and Subsidiaries

            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
        As of June 29, 2002 and for the Fiscal Year ended March 30, 2002 and the Quarter Ended June 29, 2002


(a) The aggregate purchase price for the acquisition of the ownership interests of the Acquired Company was determined as follows: the closing price of AM Communications, Inc. (the "Company") common stock on July 1, 2002 (the date the acquisition was completed) was $.285 per share and 7,000,000 shares were issued in conjunction with the acquisition having an aggregate value of $1,995,000. In addition, the Company has an obligation to pay $1,000,000 in cash from the proceeds of collections from outstanding receivables. The Company also issued a $1,000,000 five percent (5%) subordinated promissory note to the sellers of the ownership interests of the Acquired Company. The purchase agreement contains a provision whereby the subordinated promissory note to the sellers will be reduced on a dollar for dollar basis in the event that the book value of the Acquired Company is less than $200,000 as of the closing date. The net book value of the Acquired Company was $2,000 as of the closing date. Consequently, the subordinated promissory note to the sellers, the related interest expense and the purchase price has been reduced by $198,000. The Company incurred estimated direct acquisition costs of $200,000. The excess of the purchase price plus direct acquisition costs over the book value of the Acquired Company's net assets of $2,000 is $3,995,000. This amount has been recorded as goodwill and was calculated as follows:

                  ($1,995,000+1,000,000+802,000+200,000-2,000).

(b) To record interest expense on the incremental debt of $802,000 at five percent (5%), the charge to expense for each of the periods presented is $40,000 for the fiscal year ended March 30, 2002 and $10,000 for the quarter ended June 29, 2002.

(c) To record the tax effect of the pro forma adjustments at the statutory rate of 35% for the periods presented.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AM COMMUNICATIONS, INC
September 25, 2002                 By: /s/ H. Charles Wilson, III
                                       --------------------------------------
                                        H. Charles, Wilson, III,
                                        Chief Accounting Officer and Authorized
                                        Representative of the Registrant




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